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                                                                October 31, 2000
 FUND PROFILE
T. ROWE PRICE
International Index Fund

 A stock fund seeking long-term capital growth by matching the performance of an index of non-U.S. common stocks.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

TROWEPRICERAMLOGO
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 What is the fund's objective?

   The fund seeks to provide long-term capital growth.


 What is the fund's principal investment strategy?

   The fund will attempt to match the performance of the ________ Index. The _______ Index is an equity market index based on the market capitalization of approximately 1,000 companies listed in about 20 countries, including Japan, the U.K., and developed countries in Continental Europe and the Pacific Rim. (Market capitalization is the number of a company's outstanding shares multiplied by the market price per share.) The index is constructed by selecting the countries it covers, sorting the market by industry groups, and targeting a significant portion of them for inclusion in the index.

   The fund invests substantially all of its assets in all of the stocks in the index. We attempt to own every stock in the index in proportion to its weight in the index. This is known as a full replication strategy.

   T. Rowe Price continually compares the composition of the fund to that of the index. If a misweighting develops, the portfolio is rebalanced in an effort to bring it into line with the index. When investing cash flow, the fund may purchase stocks, stock index futures, or stock options. This approach is intended to minimize any deviation in performance.

   The fund may sell securities primarily to rebalance its portfolio or satisfy redemption requests.

   The index's performance reflects the reinvestment of all dividends and capital gains. The inclusion of a stock in the index is in no way an endorsement by ________ of the stock as an investment, nor is ________ a sponsor of the fund or in any way affiliated with it.


 What are the main risks of investing in the fund?

   As with all stock funds, this fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

   Since the fund is passively managed and seeks to remain fully invested at all times, assets cannot be shifted from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform this fund.
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   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. For example, Japanese stocks were in a steep decline for much of the 1990s. Some particular risks affecting this fund include the following:

  . Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant, unpredictable, and long-lasting depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Under normal conditions, the fund does not expect to hedge its currency exposure.

  . Geographic risk The economies and financial markets of various regions can be highly interdependent and may decline all at the same time.

  . Other risks of foreign investing Other risks result from the varying stages of economic and political development, the differing regulatory environments, trading days and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes which would have an adverse effect on the fund.

  . While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

  . Tracking error The fund's returns are likely to be below those of the index because the fund has fees and transaction costs while the index has none. The timing of cash flows and the fund's size can also influence returns.

  . Futures/options risk To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock and international investments. If you want to diversify your domestic stock portfolio by adding expo-
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   sure to an index of developed international stock markets, and can accept the risks that accompany foreign investments, the fund could be an appropriate part of your overall investment strategy. The fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   Because the fund commenced operations in 2000, there is no historical performance information shown here. Performance history will be available after the fund has been in operation for one calendar year.


 What fees or expenses will I pay?

   The fund is 100% no load. The fund charges a ___% redemption fee, payable to the fund, on shares held less than ________. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.


 Table 1 Fees and Expenses of the Fund
                        Shareholder fees (fees
                        paid directly from your           Annual fund operating expenses
                              investment)         (expenses that are deducted from fund assets)
                                                                                      Total
                                      Account                                      annual fund
                        Redemption  maintenance    Management         Other         operating
                          fee/a/      fee/b/         fee/c/         expenses         expenses

  International Index       %            $             %/a/             %               %
  Fund
 -------------------------------------------------------------------------------------------------------


 /a/       On shares purchased and held for less than __________.

 /b/A $2.50 quarterly fee is charged for accounts with balances less than $10,000.

 /c/       The management fee includes operating expenses.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:
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
          1 year*                    3 years*
  -----------------------------------------------------
             $                           $
  -----------------------------------------------------


 * Does not include account maintenance fee for accounts less than $10,000


 Who manages the fund?

   The fund is managed by T. Rowe Price International, Inc., a wholly owned subsidiary of T. Rowe Price Associates and the successor to Rowe Price-Fleming International ("Price-Fleming"). Price-Fleming was a joint venture established in 1979 and was 50% owned by T. Rowe Price Associates and 50% owned by Robert Fleming Holdings ("Flemings"). In 2000, T. Rowe Price Associates became the sole owner of Price-Fleming and renamed the company T. Rowe Price International.

   Raymond A. Mills, Ph.D., manages the fund day-to-day and has been chairman of its Investment Advisory Committee since the fund's inception. He has been managing investments since 1998. From 1994 until joining T. Rowe Price in 1997 as an investment analyst, Mr. Mills was a Principal Systems Engineer with The Analytic Sciences Corporation.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.
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 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.


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FUND PROFILE
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

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                                                       not yet assigned 10/31/00
 T. Rowe Price Investment Services, Inc., Distributor